Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 5

Dated as of May 14, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 5 (“Amendment”) is made as of May 14, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Administrative Agent agree to a technical amendment to the Credit Agreement; and

WHEREAS, pursuant to Section 11.02(c) of the Credit Agreement, the Administrative Agent has agreed to such amendments on the terms and conditions set forth herein to clarify any ambiguity as to whether the deferral of pension or health and welfare contribution payments by any Loan Party or its Subsidiaries constitutes Indebtedness;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Indebtedness” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate the final sentence thereof as follows:

Notwithstanding the foregoing, Indebtedness shall not include (i) trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person or (ii) any pension contributions or health and welfare contributions due from such Person and/or its applicable Subsidiaries to any Pension Fund Entity.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers and the Administrative Agent.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 5

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

EXECUTION COPY

AMENDMENT NO. 6

Dated as of May 15, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 6 (“Amendment”) is made as of May 15, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to an amendment to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendment to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 6.07(d) of the Credit Agreement is hereby amended to delete in its entirety the following row from the table set forth therein:

For the fiscal quarter ending on June 30, 2009	$45,000,000

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (iii) an amendment in respect of the Yellow Receivables Facility in form and substance similar to this Amendment and reasonably satisfactory to the Administrative Agent and (iv) those documents and instruments as may be reasonably requested by the Administrative Agent, (b) the Company shall have paid all invoiced reasonable fees and invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement and (c) the Administrative Agent shall have received for the account of each Lender which delivers its executed signature page hereto by such time as is requested by the Administrative Agent, an amendment fee equal to 0.25% of such Lender’s Revolving Commitment and the amount of such Lender’s outstanding Term Loans.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Perfection of Additional Collateral. The parties hereto acknowledge that perfection of the Collateral Agent’s Lien in certain Collateral, including, without limitation, real property and improvements thereto, tractors, trailers and other rolling stock, is ongoing, but the Company and the Loan Parties continue to execute such documents, agreements and instruments in connection therewith in accordance with Section 5.10 of the Credit Agreement (as amended by the Amendment) and the other Loan Documents. To the extent that any release of Collateral pursuant to the Specified Sale and Leaseback Transaction, any Specified Pension Fund Transaction and any other Asset Sale consummated between the date hereof and July 15, 2009 diminishes the value of Collateral, the Company agrees that any perfection of Liens described in the preceding sentence that occurs between the date hereof and July 15, 2009 shall be considered to have occurred substantially contemporaneously with any release of Collateral pursuant to the Specified Sale and Leaseback Transaction, any Specified Pension Fund Transaction and any other Asset Sale consummated between the date hereof and July 15, 2009 that diminishes the value of the Collateral.

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6. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

Signature Page to Amendment No. 6

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

Signature Page to Amendment No. 6

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 6

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 6

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 6

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 6

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

EXECUTION COPY

AMENDMENT NO. 7

Dated as of June 17, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 7 (“Amendment”) is made as of June 17, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions thereto in the appropriate alphabetical order as follows:

“Amendment No. 7” means Amendment No. 7 to this Agreement, dated as of June 17, 2009, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

“Amendment No. 7 Effective Date” means June 17, 2009.

(b) The definition of “Escrow Release Conditions” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Escrow Release Conditions” means that the Amendment No. 7 Effective Date has occurred.

(c) The definition of “Net Cash Proceeds” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate clause (b)(ii) thereof in its entirety as follows:

(ii) the amount of all payments required to be made as a result of such event to repay (x) Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (y) Specified Pension Fund Obligations on and after the Amendment No. 7 Effective Date, whether or not the Liens on the applicable Specified Properties contemplated by the relevant Specified Pension Fund Deferral Transaction have been created or perfected.

(d) The definition of “Pension Fund Intercreditor Agreement” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “Pension Fund Entities” appearing therein and to replace therefor a reference to “Pension Fund Entities (and/or any agent on behalf of such Pension Fund Entities)”.

(e) The definition of “Revolver Reserve Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “2.12(h)(i)(B)” appearing therein and to replace therefor a reference to “2.12(h)(ii)”.

(f) The definition of “Specified Pension Fund Deferral Transaction” appearing in Section 1.01 of the Credit Agreement is hereby amended to (i) add the following at the end of the parenthetical therein: “accrued thereon but unpaid as of the date of the related Specified Pension Fund Deferral Transaction Documents by the applicable Pension Fund Entity” and (ii) delete the reference to “January 1, 2010” appearing therein and to replace therefor a reference to “January 1, 2010 (other than current interest)”.

(g) Section 2.09 of the Credit Agreement is hereby amended to insert a new clause (d) therein following the existing clause (c) thereof as follows:

(d) At 12:00 a.m., New York City time, on July 16, 2009, the Revolving Commitments shall be automatically and irrevocably reduced by an aggregate amount equal to the Revolver Reserve Amount.

(h) Section 2.12(h) of the Credit Agreement is hereby restated in its entirety as follows:

(h) Notwithstanding anything to the contrary set forth in this Section 2.12, with respect to any Real Estate Asset Sale described in clause (a) of the definition of “Prepayment Event” the Net Cash Proceeds of which, together with the aggregate amount of Net Cash Proceeds from all such Asset Sales occurring on or after January 1, 2009, is less than or equal to $300,000,000 and which occurs on or prior to July 15, 2009, the Net Cash Proceeds thereof shall be applied as follows:

(i) 50% of such Net Cash Proceeds shall be used to make a prepayment of the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Commitments at such time); and

(ii) 50% of such Net Cash Proceeds shall be used to make a prepayment of the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Commitments at such time), and the aggregate amount of all such prepayments made pursuant to this Section 2.12(h)(ii) from and including January 1, 2009 through and including July 15, 2009 shall be the “Revolver Reserve Amount”.

(i) Section 2.12(i) of the Credit Agreement is hereby restated in its entirety as follows:

(i) If on the close of business on any Business Day, the Company, its Domestic Subsidiaries (other than any Receivables Entity) and YRC Assurances Co. Ltd., collectively, have more than $150,000,000 in Permitted Investments (such excess the “Daily Cash Excess Amount”), then, on or prior to the next succeeding Business Day, the Company shall make a prepayment of the outstanding Revolving Loans in an amount equal to such Daily Cash Excess Amount from such previous Business Day (without a corresponding permanent reduction of the Revolving Commitments at such time).

(j) Section 2.12 of the Credit Agreement is hereby amended to insert a new clause (k) therein as follows:

(k) On the Amendment No. 7 Effective Date, the Company shall make a prepayment of the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Commitments at such time) in an amount equal to (i) the aggregate amount withdrawn from the Escrow Account on or after the Amendment No. 7 Effective Date minus (ii) $3,571,405; provided that the entire amount of such $3,571,405 must be used by the Company and/or its Subsidiaries to make a prepayment of the Specified Pension Fund Obligations on or before June 30, 2009 (such prepayment, the “Allowed Pension Fund Prepayment”).

(k) Section 4.02(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) To the extent that the Company has requested a Borrowing or the issuance of a Letter of Credit which would not be available without using some amount of the Revolver Reserve Amount, (i) with respect to any such request for a Borrowing or issuance to be made on or after the Amendment No. 7 Effective Date and prior to July 16, 2009, (A) if the Company shall first have demonstrated to the reasonable satisfaction of the Administrative Agent (with reporting of sufficient detail in the Administrative Agent’s reasonable discretion) that the Company made 75,000 or more LTL shipments within the national segment for each of five (5) consecutive Business Days all occurring on or after the Amendment No. 7 Effective Date, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose and (B) if the Company cannot demonstrate the performance in the manner described in the foregoing clause (A), it shall be a condition that the Lenders having Revolving Credit Exposures, outstanding principal amount of Term Loans and unused Commitments representing at least 66 2/3% of the sum of the total Revolving Credit Exposures, aggregate principal amount of Term Loans and unused Commitments at such time have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose and (ii) with respect to any such request for a Borrowing or issuance to be made on or after July 16, 2009, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose.

(l) Section 4.02 of the Credit Agreement is hereby further amended to insert a new clause (e) therein following the existing clause (d) thereof as follows:

(e) The Company has delivered to the Administrative Agent a certificate of a Financial Officer certifying that, as of the date of such certificate (which date shall be the date of request for such Borrowing or Letter of Credit), (i) the Company, its Domestic Subsidiaries (other than any Receivables Entity) and YRC Assurances Co. Ltd., collectively, have less than $150,000,000 in Permitted Investments and providing a demonstration of such deficit (the amount of such deficit, the “Credit Event Liquidity Deficit Amount”) reasonably satisfactory to the Administrative Agent and (ii) the amount of such requested Borrowing or Letter of Credit is equal to or less than the Credit Event Liquidity Deficit Amount.

(m) Section 5.01 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (k) thereof, (ii) redesignate clause (l) thereof as “clause (m)” and (iii) insert a new clause (l) therein as follows:

(l) promptly upon (and in any event within five (5) Business Days after) becoming aware thereof, copies of (to the extent not otherwise provided pursuant to the terms of this Agreement): (i) any written information or notices (other than any administrative notices or notices containing information provided to the Lenders pursuant to the terms herein) given by or to the applicable administrative agent and the lenders under the Specified Pension Fund Deferral Transaction Documents; and (ii) any proposed amendment, supplement, waiver or other modification to any Specified Pension Fund Deferral Transaction Documents (with final executed copies of the same to be delivered to the Administrative Agent within five (5) Business Days of execution thereof); and

(n) Section 6.02(m) of the Credit Agreement is hereby amended to delete the reference to “Liens on the applicable Specified Properties to secure the Specified Pension Fund Obligations” appearing therein and to replace therefor a reference to “Liens on the applicable Specified Properties to secure the Specified Pension Fund Obligations and interest, fees, expenses, costs and indemnities incurred in connection therewith”.

(o) Section 6.02 of the Credit Agreement is hereby further amended to (i) delete the “and” at the end of clause (m) thereof, (ii) redesignate clause (n) thereof as “clause (o)” and delete the reference to “this paragraph (n)” appearing therein and to replace therefor a reference to “this paragraph (o)” and (iii) insert a new clause (n) therein as follows:

(n) Second-priority Liens on those certain parcels of real property owned by the Company or any of its Subsidiaries which are not Specified Properties (such other parcels of real property which are identified on Schedule 6.02(n), the “Second Lien Properties”) to secure the Specified Pension Fund Obligations and interest, fees, expenses, costs and indemnities occurred in connection therewith; provided that such Liens shall only be permitted hereunder to the extent that they (i) are subject to the terms and conditions of a Pension Fund Intercreditor Agreement reasonably acceptable to the Administrative Agent and (ii) remain in all respects subordinate, junior and subject to the Liens of the Holders of Secured Obligations in respect of such Second Lien Properties; and

(p) Section 6.16 of the Credit Agreement is hereby amended to (i) delete the two references to “Indebtedness” appearing in the first sentence thereof and to replace therefor a reference to “Indebtedness or Specified Pension Fund Obligations” in each case, (ii) delete the reference to “Indebtedness” appearing in clause (d) thereof and to replace therefor a reference to “Indebtedness or

Specified Pension Fund Obligations”, (iii) delete the “and” at the end of clause (d) thereof, (iv) replace the period at the end of clause (e) there of with “; and” and (v) insert a new clause (f) therein immediately following clause (e) thereof as follows:

(f) the Allowed Pension Fund Prepayment.

(q) Section 6.18(d) of the Credit Agreement is hereby amended to delete the reference to “set forth on the Specified Pension Fund Deferral Transaction Certificate in respect of such Specified Pension Fund Deferral Transaction” appearing therein and to replace therefor a reference to “set forth on the Specified Pension Fund Deferral Transaction Certificate in respect of such Specified Pension Fund Deferral Transaction and interest, fees, expenses, costs and indemnities incurred in connection therewith”.

(r) Article VII of the Credit Agreement is hereby amended to (i) delete the “or” at the end of clause (r) thereof, (ii) insert “or” at the end of clause (s) thereof and (iii) insert a new clause (t) therein immediately following clause (s) as follows:

(t) any event or condition occurs under any Specified Pension Fund Deferral Transaction that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such obligations or any trustee or agent on its or their behalf to cause the obligations under such Specified Pension Fund Deferral Transaction to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (in each case after giving effect to any cure or grace period, amendment or waiver);

(s) Each of the Lenders party hereto, on its behalf and on the behalf of its affiliated Holders of Secured Obligations, hereby agrees (and, as applicable, authorizes the Administrative Agent), (i) in connection with the Company’s request for withdrawal of all funds from the Escrow Account on or after the date hereof, to give written notice to the Escrow Agent under (and as defined in) the Escrow Account Agreement confirming that the Required Lenders have agreed to and authorized the release of all funds from the Escrow Account as of the date hereof and that such funds on deposit in the Escrow Account (in an amount equal to approximately $73,000,000) shall be released from the Escrow Account ($3,571,405 of which will be released to the Company to be used to make the Approved Pension Fund Prepayment and the remainder of approximately $69,428,595 will be sent directly from the Escrow Account to the Administrative Agent to make the prepayment of the Revolving Commitments in accordance with Section 2.12(k) of the Credit Agreement, as amended hereby), and the Escrow Account should be closed and the Escrow Account Agreement should be terminated, in each case irrevocably and in its entirety (other than as specifically set forth in the Escrow Account Agreement), regardless of whether the Escrow Release Conditions are or are not satisfied as of the date hereof (the “Escrow Account Release”) and (ii) that the Revolving Commitments shall not be reduced upon the Escrow Account Release. Such Escrow Account Release is conditioned on the Company’s compliance in all respects with Section 2.12(k) of the Credit Agreement, as amended hereby.

(t) The Lenders party hereto authorize JPMorgan Chase Bank, National Association (in its capacity as Administrative Agent and/or as Collateral Agent) to enter into each of the Pension Fund Intercreditor Agreements and to take all action contemplated by any such documents.

(u) The Credit Agreement is hereby amended to attach a new Schedule 6.02(n) thereto in the form of Attachment A to this Amendment.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this

Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (iii) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all invoiced invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Perfection of Additional Collateral. The parties hereto acknowledge that perfection of the Collateral Agent’s Lien in certain Collateral, including, without limitation, real property and improvements thereto, tractors, trailers and other rolling stock, is ongoing, but the Company and the Loan Parties continue to execute such documents, agreements and instruments in connection therewith in accordance with Section 5.10 of the Credit Agreement (as amended by the Amendment) and the other Loan Documents. To the extent that any release of Collateral pursuant to the Specified Sale and Leaseback Transaction, any Specified Pension Fund Transaction and any other Asset Sale consummated between the date hereof and July 15, 2009 diminishes the value of Collateral, the Company agrees that any perfection of Liens described in the preceding sentence that occurs between the date hereof and July 15, 2009 shall be considered to have occurred substantially contemporaneously with any release of Collateral pursuant to the Specified Sale and Leaseback Transaction, any Specified Pension Fund Transaction and any other Asset Sale consummated between the date hereof and July 15, 2009 that diminishes the value of the Collateral.

6. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC.,as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title: